================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 17, 2003

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                         0-20750                  74-2175590
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)




                              ---------------------




================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number   Description of Exhibit
-------  ----------------------
  99.1   Sterling Bancshares, Inc. Slide Presentation.

ITEM 9.  REGULATION FD DISCLOSURE.

         A copy of a slide presentation of Sterling Bancshares, Inc. (the "Company") relating to the sale of Sterling Capital Mortgage Corporation that will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1. A copy of the slide presentation will also be available on the Company's website, http://www.banksterling.com. The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by the Company that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 17, 2003.                      STERLING BANCSHARES, INC.


                                           By: /s/ STEPHEN C. RAFFAELE
                                              ----------------------------------
                                                   Stephen C. Raffaele
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number     Description
-------    ------------
  99.1     Sterling Bancshares, Inc. Slide Presentation.